                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549-1004




                                   FORM 8-K

                                CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     January 17, 1997
                                                --------------------------------


               FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 4
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Illinois                    0-15632                    36-3441345
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)


Two North Riverside Plaza, Suite 950, Chicago, Illinois         60606-2607
--------------------------------------------------------------------------------
       (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code  (312) 207-0020
                                                  ------------------------------


--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)






                      THIS DOCUMENT CONSISTS OF 42 PAGES.


                    THE EXHIBIT INDEX IS LOCATED ON PAGE 3.

ITEM 2. DISPOSITION OF ASSETS

Carrollton Crossroads Associates, a joint venture in which First Capital Institutional Real Estate, Ltd. - 4 (the "Registrant") owns a 50% interest, sold its interest in the real property commonly known as Carrollton Crossroads Shopping Center (the "Property"), located in Carrollton, Georgia.

The closing of this transaction occurred on January 17, 1997. The Property was sold to an unrelated party pursuant to arm's-length negotiations. The sale price was $18,100,000, of which the Registrant's share was $9,050,000. Net sales proceeds received by the Registrant approximated $8,853,200, which was net of certain closing expenses. For the year ending December 31, 1997, the Registrant will record a net gain for financial reporting purposes of approximately $378,500 from this transaction. The Registrant will distribute substantially all of the net sales proceeds from this transaction. In accordance with the Partnership Agreement, 75% of the net sales proceeds will be distributed on May 31, 1997 to Limited Partners of record as of January 17, 1997, with the remaining 25% distributed to the General Partner to repay a portion of the loan payable to the General Partner.

ITEM 7. PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (page 5)  Pro Forma Financial Information


        Exhibits

        2.1 (page 10) Contract for Purchase of Real Property, executed November 27, 1996, between Carrollton Crossroads Associates, an Illinois joint venture ("Seller") and Morningside Associates, a Georgia general partnership ("Purchaser");

        2.2 (page 35) Closing statement, dated January 17, 1997, between Seller and Purchaser.


No information is required under Items 1, 3, 4, 5, 6 and 8; therefore, those Items have been omitted.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 4

                             By: FIRST CAPITAL FINANCIAL CORPORATION
                                 As General Partner

February 3, 1997             By:/s/  NORMAN M. FIELD
---------------                 ------------------------------------
  (Date)                             NORMAN M. FIELD
                               Vice President - Finance and Treasurer

               FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 4


The accompanying unaudited Pro Forma Balance Sheet has been presented as if the sale of the Property had occurred on September 30, 1996. The accompanying unaudited Pro Forma Statement of Income and Expenses for the nine months ended September 30, 1996 has been presented as if the sale of the Property had occurred on December 31, 1995. The accompanying unaudited Pro Forma Statement of Income and Expenses for the year ended December 31, 1995 has been presented as if the sale of the Property had occurred on December 31, 1994. In the opinion of the General Partner, all adjustments necessary to reflect the financial condition and results of operations of the Partnership exclusive of the Property have been made. The unaudited pro forma financial statements are not necessarily indicative of what the actual financial position and results of operations would have been had such transactions actually occurred as of December 31, 1994 and 1995 and September 30, 1996, nor do they purport to represent the results of operations of the Registrant for future periods.

               FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 4

                            PRO FORMA BALANCE SHEET
                                  (Unaudited)

                     (All dollars rounded to nearest 00s)

                                    ASSETS

                                                                                     Pro Forma
                                                     September 30,     Pro Forma      Balance
                                                         1996         Adjustments      Sheet
                                                     -------------   -------------  -----------
    Investment in commercial rental properties:
      Land                                           $ 5,050,400     $ (1,000,400)  $ 4,050,000
      Buildings and improvements                      38,504,300       (9,374,900)   29,129,400
                                                     -----------     ------------   -----------
                                                      43,554,700      (10,375,300)   33,179,400
      Accumulated depreciation and amortization      (10,061,700)       1,859,700    (8,202,000)
                                                     -----------     ------------   -----------
      Total investment properties, net of
        accumulated depreciation and amortization     33,493,000       (8,515,600)   24,977,400

    Cash and cash equivalents                          1,089,800        8,793,200     9,883,000
    Investment in debt securities                      3,364,100                      3,364,100
    Restricted cash                                      100,000                        100,000
    Rents receivable                                     103,700          (90,000)       13,700
    Other assets                                          29,700             (300)       29,400
                                                     -----------     ------------   -----------

                                                     $38,180,300     $    187,300   $38,367,600
                                                     ===========     ============   ===========

                       LIABILITIES AND PARTNERS' CAPITAL

    Liabilities:
      Loan payable to General Partner                $ 4,246,800     $ (2,213,300)  $ 2,033,500
      Accounts payable and accrued expenses              751,900          (82,300)      669,600
      Due to Affiliates                                  121,000                        121,000
      Security deposits                                   92,500           (6,100)       86,400
      Distributions payable                              743,500        6,636,000     7,379,500
      Other liabilities                                   49,300                         49,300
                                                     -----------     ------------   -----------
                                                       6,005,000        4,334,300    10,339,300
                                                     -----------     ------------   -----------
    Partners' capital:
      General Partner (deficit)                         (270,300)         270,300             0
      Limited Partners (593,025 Units
        outstanding)                                  32,445,600       (4,417,300)   28,028,300
                                                     -----------     ------------   -----------
                                                      32,175,300       (4,147,000)   28,028,300
                                                     -----------     ------------   -----------
                                                     $38,180,300     $    187,300   $38,367,600
                                                     ===========     ============   ===========

    The accompanying notes are an integral part of the pro forma financial statements.

               FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 4

                  PRO FORMA STATEMENT OF INCOME AND EXPENSES
                                  (Unaudited)

                      (All dollars rounded to nearest 00s
                           except per Unit amounts)

                                                    Nine Months Ended September 30, 1996
                                                  ----------------------------------------
                                                                               Pro Forma
                                                  Statement of                Statement of
                                                   Income and     Pro Forma    Income and
                                                    Expenses     Adjustments    Expenses
                                                  ------------   ------------  ------------
     Income:
      Rental                                      $  3,838,400   $   (902,500) $  2,935,900
      Interest on short-term investments               182,200              0       182,200
                                                  ------------   ------------- ------------
                                                     4,020,600       (902,500)    3,118,100
                                                  ------------   ------------- ------------
     Expenses:
      Interest on loan payable to General Partner      272,500       (147,200)      125,300
      Depreciation and amortization                    971,300       (196,800)      774,500
      Property operating:
        Affiliates                                     276,400        (61,600)      214,800
        Nonaffiliates                                  540,100        (32,800)      507,300
      Real estate taxes                                515,800        (78,000)      437,800
      Insurance - Affiliate                             48,700         (8,500)       40,200
      Repairs and maintenance                          418,600        (36,500)      382,100
      General and administrative:
        Affiliates                                      32,000                       32,000
        Nonaffiliates                                  115,200                      115,200
                                                  ------------   ------------- ------------
                                                     3,190,600       (561,400)    2,629,200
                                                  ------------   ------------- ------------
     Net Income                                   $    830,000    $  (341,100) $    488,900
                                                  ============   ============= ============
     Net income allocated to General Partner      $    120,900    $         0  $    120,900
                                                  ============   ============= ============
     Net income allocated to Limited Partners     $    709,100    $  (341,100) $    368,000
                                                  ============   ============= ============
     Net income allocated to Limited
      Partners per Unit (593,025 Units
      outstanding)                                $       1.20    $     (0.58) $       0.62
                                                  ============   ============= ============




    The accompanying notes are an integral part of the pro forma financial statements.

              FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. -- 4

                  PRO FORMA STATEMENT OF INCOME AND EXPENSES

                      (All dollars rounded to nearest 00s
                           except per Unit amounts)


                                                               Year Ended December 31, 1995
                                                          ----------------------------------------
                                                                                        Pro Forma
                                                                                       Statement of
                                                          Statement of    Pro Forma     Income and
                                                           Income and    Adjustments     Expenses
                                                            Expenses     (Unaudited)   (Unaudited)
                                                           ----------   -----------    -----------
     Income:
        Rental                                             $5,424,400   $(1,164,300)   $ 4,260,100
        Interest on short-term investments                    266,300                      266,300
                                                           ----------   -----------    -----------
                                                            5,690,700    (1,164,300)     4,526,400
     Expenses:                                             ----------   -----------    -----------
        Interest on loan payable to General Partner           349,800      (188,900)       160,900
        Depreciation and amortization                       1,388,600      (259,400)     1,129,200
        Property operating:
          Affiliates                                          371,300       (69,800)       301,500
          Nonaffiliates                                       602,300       (50,100)       552,200
        Real estate taxes                                     619,300      (105,000)       514,300
        Insurance - Affiliates                                 58,300       (11,500)        46,800
        Repairs and maintenance                               512,500       (53,900)       458,600
        General and administrative:
          Affiliates                                           43,500                       43,500
          Nonaffiliates                                       129,600                      129,600
        Provision for value impairment                      2,400,000                    2,400,000
                                                           ----------   -----------    -----------
                                                            6,475,200      (738,600)     5,736,600
                                                           ----------   -----------    -----------
     Net (loss)                                            $ (784,500)  $  (425,700)   $(1,210,200)
                                                           ==========   ===========    ===========
     Net income allocated to General Partner               $  137,200   $         0    $   137,200
                                                           ==========   ===========    ===========
     Net (loss) allocated to Limited Partners              $ (921,700)  $  (425,700)   $(1,347,400)
                                                           ==========   ===========    ===========
     Net (loss) allocated to Limited
      Partners per Unit (593,025 Units
       outstanding)                                        $    (1.55)  $     (0.72)   $     (2.27)
                                                           ==========   ===========    ===========

    The accompanying notes are an integral part of the pro forma financial statements.

               FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 4

                     Notes to Pro Forma Balance Sheet and
                  Pro Forma Statements of Income and Expenses


1) For the purpose of the Pro Forma Balance Sheet:

   a) the accounts for land, buildings and improvements, accumulated depreciation and amortization, rents receivable, other assets, accounts payable and accrued expenses, security deposits and other liabilities have been adjusted as of September 30, 1996 to reflect the sale of the Registrant's interest in the Property.

   b) Cash and cash equivalents has been adjusted to include the net cash received by the Registrant from the purchaser of the Property.

   c) Loan payable to General Partner has been adjusted to reflect the portion of the net proceeds utilized to reduce this loan.

   d) Distributions payable has been adjusted to reflect the approximate amount of the special distribution of net sales proceeds to Limited Partners of record as of January 17, 1997 as if such special distribution had been declared on September 30, 1996.

2) For the purpose of the Pro Forma Statement of Income and Expenses for the nine months ended September 30, 1996 and the year ended December 31, 1995, the adjustments to the income and expenses reflect the Registrant's interest in the operations of the Property and the reduction of interest on the loan payable to the General Partner.